[GRAPHIC OMITTED] Electronic                      1077 Business Center Circle
                  Sensor                          Newbury Park, California 91320
                  Technology                      Tel. (805) 480-1994
                                                  FAX  (805) 480-1984

March 18, 2008

Midsummer Investment, Ltd.
295 Madison Avenue, 38th Floor
New York, New York 10017
Attention: Michel Amsalem

Islandia L.P.
485 Madison Avenue, 23rd Floor
New York, New York 10022
Attention: Edgar Berner

Re: Registration of Registrable Securities of Electronic Sensor Technology, Inc. (the "Company") for Resale by Midsummer Investment, Ltd. and
     Islandia L.P.
--------------------------------------------------------------------------------

Dear Mr. Amsalem and Mr. Berner:

     We refer to (a) the Conversion and Termination Agreement dated as of February 26, 2008 among Midsummer Investment, Ltd., Islandia L.P. (Midsummer Investment, Ltd. and Islandia L.P. are hereinafter referred to collectively as the "Holders") and the Company (the "Conversion Agreement"), (b) the Securities Purchase Agreement dated as of December 7, 2005 among the Company and the Holders (the "Purchase Agreement") and (c) the Registration Rights Agreement dated as of December 7, 2005 among the Company and the Holders (the "Registration Rights Agreement"). Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement or the Registration Rights Agreement shall have the meanings given such terms in the Purchase Agreement or the Registration Rights Agreement, as applicable.

     Notwithstanding anything in the Transaction Documents to the contrary, upon the closing of the transactions contemplated by the Conversion Agreement, the Company shall no longer have any obligation to the Holders to maintain an effective Registration Statement or otherwise register for resale the Registrable Securities; provided that upon the closing of the transactions contemplated by the Conversion Agreement, the Company's counsel shall deliver to the Company's transfer agent a written opinion letter indicating that the shares of Common Stock issued to the Holders upon the closing of the transactions contemplated by the Conversion

Agreement may be sold without volume restrictions pursuant to Rule 144(b)(1); and provided further, that at any time as long as any Holder owns Registrable Securities and such Holder desires to sell any of such Registrable Securities, if (a) the Company does not meet the requirements of Rule 144(i)(2) and (b) there is not a Registration Statement in effect at such time pursuant to which such Holder may sell such Registrable Securities, the Company shall pay to each Holder an amount in cash equal to 2% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder, on the date that the Holder so desires to sell such Registrable Securities and on each monthly anniversary of such date until the earlier of the date that (y) the Company meets such Rule 144(i)(2) requirements or (z) there is a Registration Statement in effect pursuant to which such Holder may sell such Registrable Securities, as partial liquidated damages and not as a penalty, in addition to any other rights the Holders may have under applicable law.

     Kindly indicate your agreement to the foregoing by executing this letter in the space provided below.

                                    Sincerely,

                                    ELECTRONIC SENSOR TECHNOLOGY, INC.


                                    By: /s/ Barry S. Howe
                                        ----------------------------------------
                                    Name:  Barry S. Howe
                                    Title: President and Chief Executive Officer


Acknowledged, accepted and agreed:

MIDSUMMER INVESTMENT, LTD.


By: /s/ Michel A. Amsalem
    -------------------------------------
Name:  Michel A. Amsalem
Title: Director


Acknowledged, accepted and agreed:

ISLANDIA L.P.


By: /s/ Richard O. Berner
    -------------------------------------
Name:  Richard O. Berner
Title: President of John Lang, Inc., G.P.

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